SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported): February 9, 2004

FEDERATED INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Address of principal executive offices, including zip code)

(412) 288-1900

(Registrant’s telephone number, including area code)

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 9, 2004, Federated Investors, Inc. issued the earnings press release attached hereto as Exhibit 99.1 to report fourth quarter and annual 2003 results.

Exhibits:

Exhibit 99.1 Additional exhibits – Earnings press release issued by Federated Investors, Inc. dated February 9, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED INVESTORS, INC. (REGISTRANT)

Dated:	February 9, 2004	By:	/s/ Thomas R. Donahue

Thomas R. Donahue Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings press release issued by Federated Investors, Inc. dated February 9, 2004